Other financial liabilities measured at amortized cost (Detail) - USD ($) $ in Millions	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Disclosure Of Financial Liabilities [Line Items]
Other accrued expenses	$ 1,549	$ 1,544	$ 1,508
Accrued interest expenses	1,050	946	1,382
Settlement and clearing accounts	2,151	1,268	1,181
Lease liabilities	3,634	3,667	3,821
Other	2,288	2,200	2,530
Total other financial liabilities measured at amortized cost	$ 10,671	$ 9,624	$ 10,421